SCHEDULE D

TA-152

OIL WELL GAS WELL

DRY & ABANDONED SUSPENDED OIL ABANDONED OIL ABANDONED GAS OIL & GAS

SUSPENDED OIL & GAS ABANDONED OIL & GAS LOCATION OR DRILLING INJECTION

SHUT-IN\CAPPED OIL TEST WELL

UNDETERMINED\UNKWN SHUT-IN\CAPPED GAS SHUT-IN\CAPPED O & G

Oil Well Effluent Sour Natural Gas Water Other Types

PARTICIPATION AGREEMENT

THIS AGREEMENT dated the 15th day of March, 2005

AMONG:

BLACK CREEK RESOURCES LTD., a body corporate, having an office at the City of Calgary in the Province of Alberta (hereinafter referred to as "Black Creek" or "Farmee")

-and-

FALL RIVER RESOURCES LTD., a body corporate having an office at the City of Vancouver in the Province of British Columbia (hereinafter referred to as "Fall River")

- and -

Canasia Industries Corporation, a body corporate, having an office at the City of Vancouver, in the Province of British Columbia (hereinafter referred to as "Canasia")

-and-

Habanero Resources Inc., a body corporate, having an office at the City of Vancouver in the Province of British Columbia (hereinafter referred to as "Habanero")

-and-

Micron Enviro Systems, Inc., a body corporate, having an office at the City of Carson in the State of Nevada, U.S.A (hereinafter referred to as "Micron")

-and-

Lochfayne Resources Ltd., a body corporate, having an office at the City of Calgary in the Province of Alberta (hereinafter referred to as "Lochfayne")

-and-

(Fall River, Canasia, Habanero, Micron, & Lochfayne hereinafter collectively referred to as "Participants")

WHEREAS Black Creek negotiated a Farmout Agreement dated June 24, 2004 with Burlington Resources Canada Ltd. covering the Farmout Lands; and

WHEREAS Participant wishes to acquire a portion of Black Creek's interest in the Farmout Lands to be earned under the Farmout Agreement upon the terms and conditions hereinafter set forth:

1. **DEFINITIONS**

In this Agreement the definitions appearing both in Clause 1 of the Farmout Agreement (as herein defined) as well as throughout the Farmout Agreement shall apply. In addition to such definitions the following terms shall be defined as:

a) "Farmout Agreement" means the Farmout Agreement dated June 24, 2004 between Black Creek Resources Ltd. and Burlington Resources Canada Ltd., a copy of which is attached hereto as Schedule "B".

b) "Farmout Lands" means the lands as more particularly set forth and described in Schedule "A' attached hereto and includes the Petroleum Substances, upon or under such lands.

c) "Operating Agreement" means the Operating Agreement dated December 15, 2004 between Black Creek Resources Ltd. and TransAction Oil & Gas Ventures Inc., a copy of which is attached hereto as Schedule "C".

d) "Operating Procedure" means the 1990 CAPL Operating Procedure and the 1996 PASC Accounting Procedure attached to the Farmout Agreement.

e) "Test Well" means the well 100/06-12-045-07 W5/02

2. **SCHEDULES**

The following Schedules are attached hereto and incorporated into this Agreement:

a) Schedule "A" which sets forth the Title Documents, Farmout Lands and Encumbrances.

b) Schedule "B" which is the Farmout Agreement dated June 24, 2004.

c) Schedule "C: which is the Operating Agreement dated December 15, 2004.

d) Schedule "D" describes the "area of mutual interest."

3. **PARTICIPATION TERMS**

Upon execution of this agreement Participant will pay Black Creek a $10,000.00 geological fee payable 55% by Fall River and 20% by Canasia, 10% by Habanero, 5% by Micron and 10% by Lochfayne.

Upon payment of the $10,000.00 geological fee Participant will have earned the right to earn a 100% before payout and a 50% after payout interest out of the interest to be earned by Black Creek under the terms of the Farmout Agreement and the Participant shall be bound by all the terms and conditions of the Farmout Agreement, and the Operating Agreement.

4. **TEST WELL**

On or before March 4, 2005, the expiry date of the Title Document on which the Test Well has been drilled, Farmee and Participant to re-enter and attempt to re-complete the Viking zone in the Test Well.

5. TEST WELL EARNING

Upon Farmee and Participant having re-entered the Test Well and tested and completed, capped or abandoned same and provided Farmee and Participant are not otherwise in default of their obligations under the terms of the Farmout Agreement, Participant shall have earned a 100% working interest before payout, subject to a convertible Overriding Royalty calculated in accordance with Article 5 of the 1997 CAPL Farmout and Royalty Procedure using 1/150 (5%min – 15% max) on oil and 15% on gas, and a 50% working interest after payout in the Farmout Lands the base of the deepest formation penetrated but no deeper than the base of the Viking Formation, subject to the Farmout and Operating Agreements.

For clarity purposes the working interest and royalty on the Farmout Lands including the impact of the Operating Agreement is set out below:

Working Interest Before Payout		Working Interest After Payout	
Fall River	55%	Fall River	24.75%
Canasia	20%	Canasia	9%
Habanero	10%	Habanero	4.5%
Micron	5%	Micron	2.25%
Lochfayne	10%	Lochfayne	4.5%
Black Creek	GORR	Black Creek	50%
		TransAction	5.0% (NCI)

Royalty

10% non-convertible Gross Overriding Royalty payable to Burlington Resources Ltd. based on the 50% interest Burlington farmed out under the terms of the Farmout Agreement payable by all parties in accordance with their prorata interests, BPO and APO.

6. OPERATOR

TransAction shall be named Operator of the Test Well in accordance with the "Operating Agreement". Upon Farmee and Participant earning an interest as herein provided, the terms of the Operating Procedure shall apply with respect to joint operations on the Farmout Lands with TransAction appointed as the initial Operator.

7. AREA OF MUTUAL INTEREST, (AMI)

In the event of further activity in the AMI, as defined by Schedule "D", including acquisitions, farm-in, leasing or Crown purchases the parties to this agreement have the first right of refusal to participate on the following basis:

Fall River – 27.5%	Habanero - 5%
Canasia – 10%	Micron - 2.5%
Black Creek – 50%	Lochfayne - 5%

The right of first refusal will extend for 60 days from the date of receipt of written notice given to the above parties by any other party to this agreement.

TransAction will have the right to operate under the terms of the Operating Agreement for further activity in the AMI.

8. <u>ENUREMENT</u>

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

9. <u>COUNTERPARD EXECUTION</u>

This Agreement may be executed in counterpart and, when each party has executed a counterpart, all counterparts taken together shall constitute one agreement.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the date of this Agreement.

BLACK CREEK RESOURCES LTD.	**CANASIA INDUSTRIES CORPORATION***
/s/ Brian Murray	/s/ David Derby
W.G.B. (Brian) Murray, President	Mr. David Derby
FALL RIVER RESOURCES LTD.	**HABANERO RESOURCES INC.**
	/s/ Jason Gigliotti
Ian McBain, President	Mr. Jason Gigliotti, President
MICRON ENVIRO SYSTEMS, INC.	**LOCHFAYNE RESOURCES LTD.**
/s/ Bernard McDougall	/s/ Brian Murray
Mr. Bernie McDougall, President	W.G.B. (Brian) Murray, President

* Canasia's participation is subject to regulatory approval

SCHEDULE A

Attached to and made part of Participation Agreement dated December 15, 2004 among Black Creek Resources Ltd., Fall River Resources Ltd., Canasia Industries Corporation, Habanero Resources Inc., Micron Enviro Systems, Inc. and Lochfayne Resources Ltd.

Farmout Lands

Twp 45 Rge 7 W5M: S 12

Title Documents

P&NG Lease 0599030189

Encumbrances

Crown Sliding Scale

SCHEDULE B

Attached to and made part of participation Agreement dated March 15, 2005, among Black Creek Resources Ltd., Fall River Resources Ltd., Canasia Industries Corporation, Habanero Resources Inc., Micron Enviro Systems, Inc. and Lochfayne Resources Ltd.

FARMOUT AGREEMENT

THIS FARMOUNT AGREEMENT is dated the 24 day of June, 2004

BETWEEN:

Black Creek Resources Ltd., a body corporate having offices at City of Calgary in the Province of Alberta (hereinafter referred to as "**Black Creek**")

- and -

Burlington Resources Canada Ltd., a body corporate having offices at the City of Calgary in the Province of Alberta (hereinafter referred to as "**Burlington**')

The Farmor has agreed to farmout its interests in the farmout Lands to the Farmee and the Farmee has agreed to farmin on such interests on the terms set forth in this Agreement. In consideration of the mutual covenants and agreements set forth herein, the Parties have agreed as follows:

1. **INTERPRETATION**

(a) In this Head Agreement and in Schedule "D": unless otherwise defined below, the definitions contained in Clause 1.01 of Farmout & Royalty Procedure and the definitions incorporated by Clause 1.02 of the Farmout & Royalty Procedure shall apply, unless the context of their usage otherwise requires. In addition:

(b) "**Farmee**" means Black Creek;

(c) "**Farmor**" means Burlington

(d) "**Farmout & Royalty Procedure**" means the 1997 CAPL Farmout & Royalty Procedure, incorporating the elections and revisions described in Schedule "B";

(e) "**Operating Procedure**" means the 1990 CAPL Operating Procedure and the 1996 PASC Account Procedure, incorporating the elections and revisions described in Schedule "C" and;

(f) "**Pre-Farmout Working Interests**" means the Working Interests of the Farmor in the Farmout Lands on the Effective Date as set out in Schedule "A" and prior to any earning be Farmee herein.

(g) "**Test Well**" means the well 100/05-12-045-07 W5/02

2. **SCHEDULES**

The following Schedules are attached to and made part of this Agreement:

(a) Schedule "A" which describes the Pre-Farmout Working Interest of the Farmor in the Farmout Lands, the Title Documents, the Farmout Lands and the Encumbrances;

(b) Schedule "B", which is a description of the elections for, and revisions to, the Farmout & Royalty Procedure;

(c) Schedule "C", which is a description of the elections for, and revisions to, the Operating Procedure;

(d) Schedule "D", which is Burlington's Well Information Requirement Sheet;

3. **CONTINUATION ATTEMPT**

The term of the Crown PNG Lease covering the Farmout Land was due to expire March 4, 2004 and Black Creek on behalf of Burlington made application to continue the lease beyond its primary term; with the understanding that if the lease was continued, Burlington would assign a 50% working interest in the Lease to Black Creek and the Lease would then be held Black Creek as to 50% and Burlington as to 50%. The S/2 Sec 12-45-07 W5M was continued pursuant to Sec 17 of the Regulations until March 4, 2005.

3.1 For greater clarity the resultant working interest in the Lease is:

Burlington	50%
Black Creek	50%

4. **TEST WELL**

4.1 Black Creek or its Assignee shall serve notice to Burlington of its intention to re-enter the Test Well and attempt to re-complete the Viking. Within 45 days of receipt of such notice Burlington shall make the following election:

(a) Participate in the re-completion of the Test Well, in which case there will be no further earning hereunder and the costs of re-completion and resultant working interests will be:

Burlington	50%
Black Creek	50%

Or;

(b) Farmout its 50% working interest.

4.2 If Burlington has not participated in the re-completion and has farmed out its interest and if the Farmee has fulfilled its obligations under Subclause 3.01A of the Farmout & Royalty Procedure for the Test Well and the Farmee is not otherwise in default under this Head Agreement or the Farmout & Royalty Procedure, the Farmee will, subject to Subclause 3.04A of the Farmout and Royalty Procedure, earn the following interests in the Farmout Lands to the base of the deepest formation fully penetrated and logged in the Test Well:

(a) **100 %** of the Farmor's Pre-Farmout Working Interest in the Farmout Lands subject to the Overriding Royalty in the Farmout & Royalty Procedure; and

4.3 Notwithstanding Sections 4.1 and 4.2herein, in no event shall Farmee earn an interest in the Farmout Lands below the Viking";

5. SUSPENSION OF OBLIGATION TO SPUD

If the Farmee is prevented from fulfilling its obligation to re-enter the Test Well by the date specified herein due to either: (i) the inability to obtain a rig; (ii) surface inaccessibility; or (iii) the inability to obtain Regulatory approval for the conduct of the operation, then, provided the Farmee could not have prevented such occurrence by the exercise of reasonable diligence at a reasonable cost, the provisions of Clauses 1602 and 1603 of the Operating Procedure shall apply to such occurrence as if such occurrence were an event of "force majeure" therein.

6. OPERATING PROCEDURE

The Operating Procedure shall apply as set forth in Clause 17.02 of the Farmout & Royalty Procedure, as if it had been attached and included as a schedule hereto. The Farmee is appointed the initial Operator under the Operating Procedure and the Farmee accepts such appointment. Subject to Subsection 4.3 of this Head Agreement, the Parties' initial Working Interests in the Farmout Lands earned by the Farmee hereunder shall be the following:

Black Creek - **100 %**

7. LIMITATIONS ACT

The two-year period for seeking a remedial order under section 3(1)(a) of the *Limitations Act*, R.S.A. 2000 C. L-12, as amended, for any claim (as defined in that *Act*) arising in connection with this Agreement is extended to:

(a) for claims disclosed by an audit, two years after the time this Agreement permitted that audit to be performed; or

(b) for all other claims, four years.

8. GOVERNING LAW AND ATTORNMENT

Notwithstanding Clause 2805 of the Operating Procedure, and notwithstanding the incorporation of Clause 2805 of the Operating Procedure pursuant to Clause 1.02 of the Farmout & Royalty Procedure, this Agreement and the relationship of the Parties with respect to the Farmout Lands shall be governed and construed in accordance with the laws in effect in the Province of Alberta, provided that this does not affect the obligations of the Parties to comply with the Regulations applicable to the Title Documents or the Farmout Lands that are located outside the Province of Alberta, if any. The Parties irrevocably attorn to the jurisdiction of the courts of the Province of Alberta and any courts of appeal therefrom with respect to any matter or thing arising under or related to this Agreement or the Farmout Lands.

9. MISCELLANEOUS

9.1 The headings of the sections of this Head Agreement are for reference only, and will not be used in interpreting any provision herein.

9.2 In this Head Agreement, singular, masculine or neuter words will be construed as including the plural or feminine or corporate and vice versa, as the context requires.

9.3 In this Head Agreement the reference "herein" refers to the provisions of this Head Agreement. Where a term is defined herein a derivative of that defined term shall have a corresponding meaning.

9.4 Time shall be of the essence in this Head Agreement.

9.5 No amendment or variation of the provisions of this Head Agreement shall be binding upon any Party unless and until it is evidenced in writing executed by the Parties.

9.6 The Parties shall from time to time and at all times do all such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

9.7 This Agreement shall enure to the benefit of and be binding upon the respective administrators, trustees, receivers, successors and assigns of the Parties.

9.8 The terms and conditions of this Agreement express and constitute the entire agreement among the Parties with respect to the Farmout Lands and the Title Documents.

9.9 This Agreement supersedes all other agreements, representations, documents, writings and understandings among the Parties relating to the Farmout Lands and the Title Documents.

9.10 This Agreement may be executed in counterpart and all executed counterparts, together, shall constitute one agreement.

IN WITNESS WHEREOF the Parties have executed this Agreement.

Black Creek Resources Ltd.	**Burlington Resources Canada Ltd.**
Per: [signature]	Per:
Name: BRIAN MURRAY	Name:
Title: PRES.	Title:

9.3 In this Head Agreement the reference "herein" refers to the provisions of this Head Agreement. Where a term is defined herein a derivative of that defined term shall have a corresponding meaning.

9.4 Time shall be of the essence in this Head Agreement.

9.5 No amendment or variation of the provisions of this Head Agreement shall be binding upon any Party unless and until it is evidenced in writing executed by the Parties.

9.6 The Parties shall from time to time and at all times do all such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

9.7 This Agreement shall enure to the benefit of and be binding upon the respective administrators, trustees, receivers, successors and assigns of the Parties.

9.8 The terms and conditions of this Agreement express and constitute the entire agreement among the Parties with respect to the Farmout Lands and the Title Documents.

9.9 This Agreement supersedes all other agreements, representations, documents, writings and understandings among the Parties relating to the Farmout Lands and the Title Documents.

9.10 This Agreement may be executed in counterpart and all executed counterparts, together, shall constitute one agreement.

IN WITNESS WHEREOF the Parties have executed this Agreement.

Black Creek Resources Ltd.

Per: ____________________
Name:
Title:

Burlington Resources Canada Ltd.

Per: [signature]
Name:
Title:

Tony Woloshyn
Land Manager

SCHEDULE "A"

Attached to and forming a part of a Farmout Agreement dated the 24 day of June , 2004 and made between Burlington Resources Canada Ltd. and Black Creek Resources Ltd.

Title Documents	Farmout Lands	Farmor's Pre-Farmout Working Interest	Encumbrances
Crown PNG Lease 0599030189	S/2 Sec 12-45-07-W5M PNG from Base Belly River to base Viking	50%	CSS

SCHEDULE "B"

Attached to and forming a part of a Farmout Agreement dated the 24 day of June , 2004 and made between Burlington Resources Canada Ltd. and Black Creek Resources Ltd.

CAPL FARMOUT AND ROYALTY PROCEDURE - 1997 – RATES, ELECTIONS AND REVISIONS

1. Effective Date (Subclause 1.01(f)): **May 18, 2004**

2. Payout (Subclause 1.01(t), if Article 6.00 applies): n/a

3. Incorporation Of Clauses From 1990 CAPL Operating Procedure (Clause 1.02):

   (i) Insurance (311) Alternate A ___ B _X_.

4. Article 4.00 (Option Wells): will ___ /will not _X_ apply

5 Article 5.00 (Overriding Royalty): will _X__ /will not ___ apply

6. Quantification Of Overriding Royalty (Subclause 5.01A, if applicable):

   (i) Crude oil (a)
   - Alternate 1 _X_2 ___
   - If Alternate 1 applies, 10_____%
   - If Alternate 2 applies, ______, min. ____%, max. ____%

   (ii) Other (b)
   - Alternate 1 __X_ 2 ___
   - If Alternate 1 applies, ____10__%
   - If Alternate 2 applies, ____% in (i) and ____% in (ii)

7. Permitted Deductions (Subclause 5.04B, if applicable): Alternate 1 only____ / 2 only ___/ 1and 2__X__/neither 1 nor 2____
   If Alternate 2 applies, _50__%

8. Article 6.00 (Conversion Of Overriding Royalty): will ___ / will not __X_ apply

9. Article 8.00 (Area Of Mutual Interest): will ___ /will not __X_ apply

10. Article 9.03

Subclause (b) is revised to read:

"(b)The additional information described in the well information requirement Schedule for that Royalty Well. However, if that Royalty Well is being drilled to obtain information to evaluate any petroleum and natural gas rights within 3.2 kilometres of that well that have been offered for sale at a Crown land sale and the provisions of Article 8.00 are not then in effect, the obligation to deliver that additional information will be suspended until 7 days following the applicable Crown land sale.

10. Reimbursement Of Land Maintenance Costs (Clause 11.02): will ___ /will not _X__ apply

SCHEDULE "C"

Attached to and forming a part of a Farmout Agreement dated the 24 day of June , 2004 and made between Burlington Resources Canada Ltd. and Black Creek Resources Ltd.

OPERATING PROCEDURE
CAPL OPERATING PROCEDURE - 1990 – RATES, ELECTIONS, AND REVISIONS

1. Definitions (Clause 101)

Sub-clause (a) is revised to read:

"abandonment" means (i) the proper plugging and abandonment of a wellbore or the decommissioning or removal of a production facility, as applicable; (ii) the salvage of the associated salvable material and equipment; (iii) the restoration of the applicable surface location and any applicable access roads; and (iv) any required remediation of any associated environmental damage or problems, all in compliance with the Regulations and to the reasonable satisfaction of the owner or occupier of the surface.

Sub-clause (b) is revised to read:

"Accounting Procedure" means the 1996 PASC Accounting Procedure incorporating the elections and revisions described in Schedule "C" to the Agreement.

2. Insurance (Clause 311): A ___ or B X

3. Marketing Fee (Clause 604): A X or B ___

4. Casing Point Election (Clause 903): A X or B ___

5. Operator for Independent Operations (Clause 1004)

Revised to read:

1004 Operator for Independent Operations - Notwithstanding anything to the contrary contained in this Operating Procedure, if the Operator is a participating party, it shall carry out the operation for the account of the participating parties; provided, if the Operator is not a participating party, the participating parties shall, as and among themselves and in accordance with the provisions of Clause 206, mutatis mutandis, appoint an Operator for the operation. If the operation is commenced prior to the time the Operator becomes a participating party (and it is specifically understood that nothing in this Clause shall restrict or prohibit the proposing party from actually commencing operations as provided in Clause 1003), the Operator, upon becoming a participating party, shall have the right to take over and carry out the operation for the participating parties.

6. Penalty for Independent Operations (Clause 1007):

Development Wells 300%

Exploratory Wells 500%

7. Drilling of a Well Required to Preserve Title (Clause 1010): 180 Days

8. Addresses for Notices (Clause 2202):

Burlington Resources Ltd.

Black Creek Resources

P. O. Box 4365, Station "C" Calgary, AB T2T 5N2	#275, 999 – 8th Street SW Calgary, AB T2P 1J5
Attention: Land Administration	Attention: Land Department

9. Disposition of Interest (Clause 2401): A X or B__

10. Recognition Upon Assignment (Clause 2404):
Clause 2404 is deleted

11. To Continue During Any Joint Ownership (Clause 2901):

Revised to read:

The Agreement will remain in full force and effect so long as any portion of the joint lands or any production facility is owned jointly by two or more parties and for as long thereafter as may be necessary: (i) to abandon all wells on the joint lands and all production facilities; (ii) to salvage all equipment relating thereto; and (iii) to complete a final settlement of accounts among the parties, whichever last occurs. However, those provisions related in whole or in part to audit, liability, indemnity, disposal and salvage of material, abandonment, responsibility for environmental damage, enforcement on default and confidentiality will survive for 4 years after that prescribed time and, insofar as is applicable, for such longer time as the Operator has obligations with respect to any such matter under the Regulations or until information obtained under the Agreement becomes part of the public domain. Termination of the Agreement will be without prejudice to any rights and obligations of a party that accrued prior to that termination.

PASC ACCOUNTING PROCEDURE - 1996 – RATES, ELECTIONS AND REVISIONS

Clause 105:	Operating Fund	10 %
Clause 110:	Approvals	2 or more parties totalling 65 %
Clause 112(a): (c)	Expenditure Limitations	excess of $25,000.00 excess of $50,000.00
Clause 202(b):	Employee Benefits	25 %
Clause 213(b):	Housing	Shall ______ /Shall not X .
Clause 216:	Warehouse Handling	5 %
Clause 219(b):	Abandonment & Reclamation	Delete

Clause 302:

(a) For each Exploration Project:
- (1) 5 % of the first 50,000 plus
- (2) 3 % of the next 100,000 plus
- (3) 1 % of cost exceeding the sum of (1) and (2)

(b) For each Drilling Well:
- (1) 3 % of the first 50,000 plus
- (2) 2 % of the next 100,000 plus
- (3) 1 % of cost exceeding the sum of (1) and (2)

(c) For initial Construction Project:
- (1) 5 % of the first 50,000 plus
- (2) 3 % of the next 100,000 plus
- (3) 1 % of cost exceeding the sum of (1) and (2)

(d) For each subsequent Construction Project:
- (1) 5 % of the first 50,000 plus
- (2) 3 % of the next 100,000 plus
- (3) 1 % of cost exceeding the sum of (1) and (2)

(e) For Operations and Maintenance:
- (1) --------% of the cost of operation and maintenance of Joint Property; and
- (2) 250.00 per Producing Well per month
- (3) -------- flat rate per month

Clause 302(e) (2) and (3):		Will be adjusted annually
Clause 406:	Dispositions	$50,000.00

SCHEDULE "D"

Attached to and forming a part of a Farmout Agreement dated the 24 day of June , 2004 and made between Burlington Resources Canada Ltd. and Black Creek Resources Ltd.

BURLINGTON RESOURCES CANADA LTD.
WELL INFORMATION REQUIREMENT SHEET

TO: Black Creek Resources Ltd. **WELL NAME & LOCATION: 100/06-12-045-07-W5/02**

PRESPUD PACKAGE & REPORTS TO BE SENT TO:	**Burlington Resources Canada Ltd.,** **Attention: Jessie Cyre** **#2100, 250 – 6th Avenue SW** **Calgary, Alberta T2P 3H7**
PLEASE FAX ALL DAILY DRILLING, COMPLETION AND WORKOVER REPORTS TO: 290-6400	
Fax Geological Reports to: 234-0957	

Geological & Engineering Contacts

		Office Phone No Home Phone No.	Cell Phone No.
Geologist:	Garry Sutherland	260-6044	861-0965
Engineer:	Jerry Griffin	260-8222	620-9738

THE FOLLOWING DATA IS REQUESTED	YES	NO	# of copies
Geological Prognosis & Drill Program	X		1
Survey Plat & Application to Drill	X		1
Drilling Licence	X		1
Notice of Spud (24 hrs)	X		1
Daily Well reports (Phone, or FAX 290-6400 prior to 9:00 hrs. daily)	X		1
Daily Geological Report (Fax to geological FAX number shown above)	X		1
Notice of Intention to Log			
Notice of Intention to Abandon or Complete	X		1
Geological Samples Available upon Request	X		1
LOGS: Field prints	X		1
Preliminary Copies of Core Analysis	X		1
The Following Data is Requested as soon as possible after drilling:			
LOGS - Final Prints	X		2
Floppy Disk of Log	X		1
Final Analysis - Oil, Gas, or Water	X		1
Final Analysis, DST Reports & & Charts	X		1
Final Drilling Reports	X		1
Abandonment and/or Completion Reports	X		1
Sample and Core Description	X		1
Production Test Data	X		1

cc: **geologist, engineer, drilling dept.**
Revision August 2002

SCHEDULE C

OPERATING AGREEMENT

THIS AGREEMENT MADE THIS 15TH DAY OF DECEMBER, 2004

BETWEEN

Black Creek Resources Ltd.

(the "Company")

AND

TransAction Oil & Gas Ventures Inc.

(the "Operator")

WHEREAS THE COMPANY hereby engages the services of the Operator and the Operator agrees to provide services to the Company as described on Schedule 1 attached hereto. (collectively the "Services")

AND IN CONSIDERATION of the performance by the Operator of the Services under this Agreement the Company agrees to compensate the Operator for its time, material and Services in accordance with the terms outlined in Schedule 2.

This Agreement covers Services rendered by the Operator covering the drilling of the test well on the prospect as outlined in Schedule 3, including all follow up wells and activities in this area. This Agreement may be terminated at any time by either party for breach or neglect of duty by the other, which is not remedied within 30 days after written notice by either party. No termination shall prejudice the Operator's rights to payments for Services completed prior to the effective date of termination.

All services shall be performed under this Agreement by the Operator in its capacity as an independent contractor and not as an employee of the Company. The Operator shall supervise the performance of its Services and shall be entitled to control the manner and means by which it's Services are to be performed subject to compliance with the Agreement.

The Operator acknowledges that in the course of this Agreement it shall have access to confidential and proprietary information of the Company which the Company will make available to the Operator or which will come into possession of the Operator in carrying out its Services ("Confidential Information") and Operator agrees not to disclose or disseminate the Confidential Information without the express prior written consent of the Company. The "Confidential Information" shall not include such information as is or becomes part of the public domain through no action of omission of the Operator, which becomes available to the Operator from third parties without knowledge by the Operator, of any breach of fiduciary duty, or which the Operator had in its possession prior to the date of this Agreement.

All notices under this Agreement shall be sent by first class mail, overnight courier or confirmed email to the addresses specified below:

To Company:

Black Creek Resources Ltd.
275, 999-8th Street SW
Calgary, AB.
T2R 1J5
Attention: Brian Murray

Phone: 403-215-9256
Fax: 403-531-1719
Email:

To Operator:

TransAction Oil & Gas Ventures Inc.
445, 708 - 11 Avenue SW
Calgary, AB
T2R 0E4
Attention: Herb Miller

Phone: 403-263-9270
Fax: 403-266-4259
Email: miller@taog.ca

This is the complete Agreement and supersedes all prior and contemporaneous understandings relating to the subject matter thereof, may not be amended or modified except in writing and shall be governed by the laws of Alberta, Canada.

Black Creek Resources Ltd.

By: [signature]
Brian Murray

TransAction Oil & Gas Ventures Inc.

By: [signature]
Herb Miller, P. Geol
President

TA-152

SCHEDULE 1

(made part of an Agreement between Black Creek Resources Ltd.., and TransAction Oil & Gas Ventures Inc. dated December 15, 2004).

The Operator will provide all the services normally expected of an operator under CAPL, in the preparation for, design, coordination, drilling and abandonment or completion of specified wells to be drilled on behalf of the Company, including but not limited to the following:

a) Land

   i) Secure surface lease and survey
   ii) Road and Lease construction

b) Engineering & Geological

   i) provide geological prognosis
   ii) design drilling program (re-entry)
   iii) design completion program

c) Program Management

   i) Oversee land services
   ii) Secure AEUB drilling licence, or required approvals
   iii) Acquire well insurance on behalf of the well owners
   iv) Contract all drilling and completion services
   v) Engage and oversee wellsite supervision and operation
   vi) Provide formation evaluation (logs, cores, dst) and provide recommendation as to further action (testing, run casing, abandon, etc)
   vii) Prepare and submit all required AEUB reporting
   viii) Regular reporting to partners

d) Production

   i) as the well operator, we are prepared to tie-in and produce the well and market production under a separate agreement, to be mutually agreed upon by both parties.

SCHEDULE 2

(made part of an Agreement between Black Creek Resources Ltd., and TransAction Oil & Gas Ventures Inc. dated December 15, 2004).

In consideration of the services provided, the Operator will be compensated as follows:

a) The Operator will be paid for his services in accordance with the individual well AFE, including overhead charges in accordance with CAPL guidelines.

b) The Operator will be assigned and granted a 5 percent carried working interest (CWI) after payout in the initial well (and initially for any follow up wells) under the following terms.

   i) The CWI will be exempt from all capital requirements.

   ii) Revenues to the CWI will commence on first production and be net of all royalties and operating expenses.

   iii) The CWI will apply over the entire life of the well, from spudding of well, during production and through abandonment and restoration of the lease.

   iv) Any expenses in a given month which exceeds the revenue for that month may be carried forward until accounted for.

SCHEDULE 3
(Prospect To Be Drilled)

(made part of an Agreement between Black Creek Resources Ltd., and TransAction Oil & Gas Ventures Inc. dated December 15, 2004).

Prospect - Pembina

Lands - TWP 45 RGE 7 W5M, SEC. 12

Well Location - 6-12-45-7 W5M (re-entry)

Attached to and made part of Particiaption Agreement dated December 15th, 2004 among Black Creek Resources Ltd., Fall River Resources Ltd., Canasia Industries Corporation, Habanero Resources Inc., Micron Enviro Systems, Inc., and Lochfayne Resources Ltd.



R7
R6 W5
T45
T44
CREEK
CREEK

LEGEND

WELL SYMBOLS

- SUSPENDED GAS
- SERVICE WELL

PIPELINES

- Crude Oil
- Natural Gas

- Area of Mutual Interest
- Farmout Lands